UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

Carmike Cinemas, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-14993

Delaware	58-1469127
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1301 First Avenue, Columbus

Georgia 31901

(Address of principal executive offices, including zip code)

(706) 576-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As disclosed in the definitive proxy statement on Schedule 14A, filed by Carmike Cinemas, Inc. (the “Company”) with the United States Securities and Exchange Commission (the “SEC”) on May 23, 2016, two putative class action complaints (the “Actions”) were filed in the United States District Court for the Middle District of Georgia, Columbus Division (the “Court”), against the Company’s directors, AMC Entertainment Holdings, Inc. (“AMC”), and Congress Merger Subsidiary, Inc. (“Merger Sub”) arising from the proposed acquisition of the Company by AMC pursuant to the Agreement and Plan of Merger, dated as of March 3, 2016 by and among the Company, AMC and Merger Sub (the “Merger”).

On June 2, 2016, the plaintiff in the first-filed lawsuit filed a motion for a temporary restraining order, expedited discovery, and a preliminary injunction briefing schedule, seeking, among other things, to delay the June 30, 2016 stockholder vote on the Merger. On June 10, 2016, the two putative class action complaints were consolidated by the Court under the caption In re Carmike Cinemas, Inc. Shareholder Litigation (Lead Case No. 4:16-cv-154 (CDL)). By order dated June 14, 2016, the Court denied the plaintiff’s motion for a temporary restraining order, expedited discovery, and a preliminary injunction briefing schedule, finding that the plaintiffs were unable to establish that they will suffer irreparable harm if the stockholder vote is allowed to proceed on June 30, 2016. The plaintiffs in the consolidated action have not informed the Company or the Court whether they intend to pursue their claims further in light of the Court’s denial of the motion addressed above. Although it is not possible to predict the outcome of litigation matters with certainty, the Company believes that the claims raised in the Actions are without merit and intends to defend against them vigorously.

Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the Company’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates,” “seeks” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of the Company’s management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with AMC; the inability to complete the Merger due to the failure to obtain the Company stockholder or regulatory approval for the Merger or the failure to satisfy other conditions of the Merger within the proposed timeframe or at all; disruption in key business activities or any impact on the Company’s relationships with third parties as a result of the announcement of the Merger; the failure to obtain the necessary financing arrangements as set forth in the debt commitment letters delivered pursuant to the merger agreement with AMC, or the failure of the Merger to close for any other reason; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the merger agreement with AMC; the risk that the pendency of the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; adverse regulatory decisions; unanticipated changes in the markets for the Company’s business segments; general economic conditions in the Company’s regional and national markets; the Company’s ability to comply with covenants contained in the agreements governing the Company’s indebtedness; the Company’s ability to operate at expected levels of cash flow; financial market conditions including, but not limited to, changes in interest rates and the availability and cost of capital; the Company’s ability to meet its contractual obligations, including all outstanding financing commitments; the availability of suitable motion pictures for exhibition in the Company’s markets; competition in the Company’s markets; competition with other forms of entertainment; the effect of the Company’s leverage on its financial condition; prices and availability of operating supplies; the impact of continued cost control procedures on operating results; the impact of asset impairments; the impact of terrorist acts; changes in tax laws, regulations and rates; and financial, legal, tax, regulatory, legislative or accounting changes or actions that may affect the overall performance of the Company’s business.

Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, under the heading “Item 1A. Risk Factors,” and in its subsequently filed reports with the SEC, including Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on the forward-looking statements included in this presentation, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events, except as required by applicable law.

Important Additional Information Regarding the Merger

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Merger. In connection with the Merger, the Company filed a definitive proxy statement with the SEC on May 23, 2016. The Company mailed the definitive proxy statement to its stockholders on or about May 25, 2016. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The Company’s stockholders are able to obtain a free copy of the definitive proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the proxy statement and other relevant documents from the Company’s website at http://www.carmikeinvestors.com/.

Participation in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Merger, which may be different than those of the Company’s stockholders generally, is set forth in the definitive proxy statement filed with the SEC on May 23, 2016. The Company’s stockholders may obtain a free copy of the definitive proxy statement from the Company in the manner set forth above.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carmike Cinemas, Inc.

Dated: June 15, 2016	By:	/s/ Daniel E. Ellis
Daniel E. Ellis Senior Vice President, General Counsel and Secretary